UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
               the Securities and Exchange Act of 1934

 Date of Report (Date of earliest event reported): October 24, 2001

                       Sundew International, Inc.
        ------------------------------------------------------
        (Exact name of Registrant as specified in its charter)

    Delaware                   0-32551                 23-3067904
 ---------------             ------------          -------------------
 (State or other             (Commission              (IRS Employer
 jurisdiction of             File Number)          Identification No.)
 incorporation)

  1422 Chestnut Street, Suite #410, Philadelphia, Pennsylvania 19102
  ------------------------------------------------------------------
     (Address of principal executive offices)          (Zip Code)

                          (215) 564-9484 x11
         ----------------------------------------------------
         (Registrant's telephone number, including area code)



Item 5. Other Events - Change of Telephone Number.

     On October 24, 2001, the Registrant's new telephone number will be: (215) 564-9484 Ext. 11.


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Sundew International, Inc.
                                      Registrant

DATED: October 24, 2001               By: /s/ Michael C. Tay
       ----------------               -----------------------------
                                      Michael C. Tay
                                      President and Chief Executive
                                      Officer